UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 20, 2007
(Date of earliest event reported)
John D. Oil and Gas Company
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30502 (Commission File Number)	94-6542723 (I.R.S. Employer Identification No.)

8500 Station Street, Suite 100
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
(440) 974-3770
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On February 20, 2007, John D. Oil and Gas Company (the “Company”) entered into a Modification Agreement (the “Modification Agreement”) between the Company, Richard M. Osborne, the Company’s Chief Executive Officer and Chairman of the Board, and Charter One Bank, N.A (“Charter One”) relating to the revolving loan with Charter One described in the Company’s current report on Form 8-K dated September 28, 2006, filed with the Securities and Exchange Commission on October 3, 2006. The Modification Agreement increases the available line of credit under the loan from $5.0 million to $7.5 million until May 21, 2007, at which time the available amount will revert back to $5.0 million. The interest rate on the loan amount remains the rate contained in the original loan agreement. The principal amount of the revolving note by Mr. Osborne and the Company in favor of Charter One, described in the Company’s September 28, 2006 report, was also increased to $7.5 million.
In consideration for the increased line of available credit, the Company and Charter One entered into a Security Agreement (the “Security Agreement”), dated as of February 20, 2007, which granted Charter One a security interest in and lien on substantially all of the Company’s assets. In the event of default, as defined in the Security Agreement, the entire amount of the unpaid loan amount and interest become immediately due and payable upon demand of Charter One. After an event of default, Charter One is authorized, without further notice, to take possession or sell any of the Company’s assets at public or private sale.
The foregoing descriptions of the Modification Agreement and Security Agreement are not complete and are qualified in their entirety by reference to the full and complete terms of the Modification Agreement and Security Agreement, which are attached to this current report as Exhibits 10.1 and 10.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1 Modification Agreement between John D. Oil and Gas Company, Richard M. Osborne and Charter One Bank, N.A., dated as of February 20, 2007

10.2 Security Agreement between John D. Oil and Gas Company and Charter One Bank, N.A., dated as of February 20, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John D. Oil and Gas Company

	By: Name:	/s/ C. Jean Mihitsch C. Jean Mihitsch
	Title:	Chief Financial Officer

Dated: February 26, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	Modification Agreement between John D. Oil and Gas Company, Richard M. Osborne and Charter One Bank, N.A., dated as of February 20, 2007

10.2	Security Agreement between John D. Oil and Gas Company and Charter One Bank, N.A., dated as of February 20, 2007